CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS (Parenthetical) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)
Interest expense	¥ 152,326	$ 21,782	¥ 193,199	¥ 165,669
Interest income	9,684	1,385	13,982	10,832
Foreign currency translation, net of tax	0		0	0
Related party
Interest expense	8,445	1,208	18,988	14,308
Interest income	¥ 7,158	$ 1,024	¥ 7,359	¥ 6,813